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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) OCTOBER 3, 2000


                       INTERNATIONAL RECTIFIER CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


          DELAWARE                     1-7935                 95-1528961
(State or Other Jurisdiction        (Commission             (IRS Employer
      of Incorporation)             File Number)          Identification No.)


                 233 KANSAS STREET, EL SEGUNDO, CALIFORNIA 90245
                    (Address of principal executive offices)


                                 (310) 726-8000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                   NO CHANGE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

     With reference to the three class action lawsuits filed in Federal District Court for the Central District of California in 1991 and identified in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 27, 2000, the parties have agreed, subject to court approval, to continue the pending trial date from October 3, 2000 to December 4, 2000.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               INTERNATIONAL RECTIFIER CORPORATION



Date: October 10, 2000         By:    /s/ L. MICHAEL RUSSELL
                                      --------------------------------
                               Name:  L. MICHAEL RUSSELL
                               Title: Executive Vice President and Secretary




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